As filed with the Securities and Exchange Commission on April 12, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

AUBURN NATIONAL BANCORPORATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2004

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 98th Annual Meeting of Shareholders of Auburn National Bancorporation, Inc., to be held at the AuburnBank Center, 132 North Gay Street, Auburn, Alabama, on Tuesday, May 11, 2004, at 3:00 p.m., Local Time (the “Meeting”).

The Notice of Meeting, Proxy Statement, Proxy, and our 2003 Annual Report to Shareholders are enclosed. We hope you can attend and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

Prior to the meeting, a reception will be held from 2:30 p.m. until 3:00 p.m. in the AuburnBank Center. We hope you can join us!

We thank you for your support this past year, and encourage you to review our Annual Report. If you have any questions about the Proxy Statement or the Annual Report, please call or write us.

Sincerely,

/s/ E. L. Spencer, Jr.

E. L. Spencer, Jr.

Chairman of the Board

and Chief Executive Officer

AUBURN NATIONAL BANCORPORATION, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 11, 2004

Notice is hereby given that the 2004 Annual Meeting of Shareholders of Auburn National Bancorporation, Inc. (the “Company”) will be held at the AuburnBank Center, 132 North Gay Street, Auburn, Alabama, on Tuesday, May 11, 2004, at 3:00 p.m., Local Time (collectively, with any adjournments or postponements thereof, the “Meeting”), for the following purposes:

1.	Elect Directors. To elect ten directors to the Board of Directors; and

2.	Other Business. To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on March 15, 2004, are entitled to notice of and to vote at the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

Also enclosed is a copy of the Company’s 2003 Annual Report.

By Order of the Board of Directors

/s/ C. Wayne Alderman

C. Wayne Alderman

Secretary

April 12, 2004

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE TRANSFER AGENT IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON BY WRITTEN BALLOT IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

OF AUBURN NATIONAL BANCORPORATION, INC.

To Be Held May 11, 2004

INTRODUCTION

General

This Proxy Statement is being furnished to the shareholders of Auburn National Bancorporation, Inc. (the “Company”), a Delaware corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”), in connection with the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of the Company’s $.01 par value Common Stock (“Common Stock”) for the 2004 Annual Meeting of Shareholders of the Company (collectively, with any adjournments or postponements thereof, the “Meeting”). Unless the context otherwise requires, the term “Company” shall include the Company’s subsidiary, AuburnBank (the “Bank”).

The Meeting is being held to consider and vote upon: (i) the election of ten directors to the Board of Directors and (ii) such other matters as may properly come before the Meeting.

The Company’s Board of Directors knows of no business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

The Proxy Statement and Proxy are first being mailed on or about April 12, 2004, to Company shareholders of record as of the close of business on March 15, 2004 (the “Record Date”). The Company’s 2003 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2003, accompanies this Proxy Statement.

Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the Record Date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes “for” or “against,” as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. Under Delaware law, the vote required for the election of directors is a plurality of the votes cast by the shares present in person or represented by proxy at the Meeting and entitled to vote for the election, provided a quorum is present. Consequently, with respect to the election of directors, abstentions and broker non-votes will not be counted in the base number of votes to be used in determining whether the proposal has received the requisite number of votes for approval.

The Company’s principal executive offices are located at 100 N. Gay Street, Auburn, Alabama 36830, and its telephone number is (334) 821-9200.

Record Date, Solicitation and Revocability of Proxies

The Record Date for the Meeting has been set as the close of business on March 15, 2004. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. At the close of business on such date, there were approximately 3,885,187 shares of Common Stock issued and outstanding, which were held by approximately 450 shareholders of record.

Shares of Common Stock represented by a properly executed Proxy, if such Proxy is received in time and is not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxy. If no instructions are indicated, such shares of Common Stock will be voted “FOR” the election of all nominees for director named in the Proxy, and in the discretion of the proxy holder with respect to any other proper matters that may come before the Meeting.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Company’s Secretary, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person by written ballot. All written notices of revocation or other communications with respect to revocation of Proxies should be addressed as follows: Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama 36831-3110, Attention: C. Wayne Alderman, Secretary.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Meeting is being held to elect ten (10) directors to serve on the Company’s Board of Directors for one-year terms of office expiring at the Company’s next scheduled annual meeting of shareholders and until their successors have been elected and qualified.

All of the nominees for director, except William F. Ham, Jr., David E. Housel, Edward Lee Spencer III and C. Wayne Alderman, are presently directors of the Company. The Company’s Board of Directors, as provided in the Company’s bylaws, unanimously adopted a resolution to increase the number of directors from six to ten. Mssrs. Ham, Housel, Spencer and Alderman were recommended as candidates for director by the Company’s Nominating and Corporate Governance Committee. All of the nominees for director serve as members of the Board of Directors of the Bank. Upon election of all ten nominees, the Boards of Directors of the Bank and the Company will be the same.

Proxies cannot be voted for a greater number of persons than the number of nominees specified herein. Cumulative voting for directors is not permitted. All shares represented by valid Proxies received and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the election of the ten nominees listed below. In the unanticipated event that any nominee is unable to serve, the persons designated as Proxies will cast votes for the remaining nominees and for such other replacements as may be nominated by the Company’s Board of Directors.

The nominees have been nominated by the Company’s Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee, and the Board unanimously recommends a vote “FOR” the election of all ten nominees listed below.

Information about Nominees for Director

The following information, as of March 15, 2004, relating to age and directorships in other companies, positions with the Company and the Bank, principal employment, and Common Stock owned beneficially, has been furnished by the respective nominees. Except as otherwise indicated, each nominee has been or was engaged in his or her present or last principal employment, in the same or a similar position, for more than five years.

Nominee, Age and Year First Elected as a Director	Information About Nominee	Shares of Common Stock Beneficially Owned and Percentage of Outstanding (1)

C. Wayne Alderman (53) Elected to Bank Board: 1993	Director of the Bank; Director of Financial Operations of the Bank since 2000; Professor and former Dean, College of Business, Auburn University; employed by Auburn University since 1979.	7,979 0.21%

Terry W. Andrus (52) Elected to Bank Board: 1991 Elected to Company Board: 1998	Director of the Company and Bank; President and Chief Executive Officer of the East Alabama Medical Center since 1984; Director of Blue Cross/Blue Shield of Alabama.	1,146 0.03%

Nominee, Age and Year First Elected as a Director	Information About Nominee	Shares of Common Stock Beneficially Owned and Percentage of Outstanding (1)

Robert W. Dumas (50) Elected to Bank Board: 1997 Elected to Company Board: 2001	Director of the Company and the Bank; Chief Executive Officer and President of the Bank since 2001; President and Chief Lending Officer of the Bank from 1998 to 2001; employed by the Bank since 1984.	30,871 0.79%	(2)

J.E. Evans (62) Elected to Bank Board: 1986 Elected to Company Board: 1997	Director of the Company and the Bank; Owner of Evans Realty since 1970; President of J&L Contractors, Inc. since 1976.	18,000 0.46%

William F. Ham, Jr. (50) Elected to Bank Board: 1993	Director of the Bank; Mayor of City of Auburn since 1998; owner of Varsity Enterprises since 1977.	2,241 0.06%	(3)

David E. Housel (57) Elected to Bank Board: 1997	Director of the Bank; Director of Athletics at Auburn University since 1994; employed by Auburn University since 1970.	2,002 0.05%

Anne M. May (53) Elected to Bank Board: 1982 Elected to Company Board: 1990	Director of the Company and the Bank; Partner, Machen, McChesney & Chastain, Certified Public Accountants, since 1973.	29,422 0.76%	(4)

E. L. Spencer, Jr. (73) Elected to Bank Board: 1975 Elected to Company Board: 1984	Director of the Company and the Bank; Chairman of the Company’s and Bank’s Board of Directors since 1984 and 1980, respectively; Chief Executive Officer and President of the Company since 1990; formerly Chief Executive Officer and President of the Bank from 1990-2000; President of Spencer Lumber Company since 1970; Director of East Alabama Medical Center; father of Edward Lee Spencer, III.	698,912 17.99%	(5)

Edward Lee Spencer, III (52) Elected to Bank Board: 1991	Director of the Bank; Vice President, Spencer Lumber Company; employed by Spencer Lumber Company since 1973; son of E.L. Spencer, Jr.	7,889 0.20%	(6)

Emil F. Wright, Jr. (67) Elected to Bank Board: 1973 Elected to Company Board: 1984	Director of the Company and the Bank; Vice Chairman of the Company and the Bank since 1991; former attorney practicing with Samford, Denson, Horsley, & Pettey; former ophthalmologist practicing with the Medical Arts Eye Clinic 1971-1997.	397,724 10.24%	(7)

All Directors and Executive Officers as a Group		1,262,474 32.49%	(8)

(1)

Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(2)	Includes 2,507 shares held by Mr. Dumas’ mother, as to which Mr. Dumas may be deemed to have shared voting and investment power. Also includes 400 shares subject to stock options exercisable currently or within 60 days.

(3)	Includes 300 shares held by Mr. Ham’s wife, as to which Mr. Ham may be deemed to have shared voting and investment power.

(4)	Includes 525 shares held by Ms. May’s daughter, as to which Ms. May may be deemed to have shared voting and investment power.

(5)	Includes 15,000 shares held by Mr. Spencer’s wife, as to which Mr. Spencer may be deemed to have shared voting and investment power and 1,100 shared held by Spencer Companies Profit Sharing Plan, of which Mr. Spencer is a co-trustee, as to which Mr. Spencer may be deemed to have shared voting and investment power.

(6)	Includes 3,960 shares held by Spencer LLC, a company in which Mr. Spencer is a partner, as to which Mr. Spencer may be deemed to have shared voting and investment power, and as to which Mr. Spencer disclaims beneficial ownership of 2,640 shares.

(7)	Includes 29,400 shares held by DTS, a company in which Mr. Wright is a partner, as to which Mr. Wright may be deemed to have shared voting and investment power, and as to which Mr. Wright disclaims beneficial ownership of 29,106 shares. Also includes 48,654 shares held by Mr. Wright’s wife, as to which Mr. Wright may be deemed to have shared voting and investment power.

(8)	Includes Directors and Executive Officers of the Company and the Bank.

ADDITIONAL INFORMATION CONCERNING THE COMPANY’S

BOARD OF DIRECTORS AND COMMITTEES

Independent Directors

The Company’s Common Stock is listed on the Nasdaq SmallCap Market under the symbol “AUBN.” Nasdaq requires that a majority of the Company’s directors be “independent directors,” as defined by Nasdaq Rule 4200(a)(15). The Board has affirmatively determined that the following directors, constituting a majority of the Company’s Board of Directors, are independent directors: William F. Ham, Jr., David E. Housel, J. E. Evans, Anne M. May, Emil F. Wright, Jr. and Terry W. Andrus.

Director Nominating Process

The Nominating and Corporate Governance Committee, in consultation with the Chairman of the Board, periodically examines the composition of the Company’s Board of Directors and determines whether the Board of Directors would better serve its purposes with the addition of one or more directors. This assessment includes, among other relevant factors, in the context of the perceived needs of the Board at that time, issues of experience, reputation, judgment, diversity and skills.

If the Nominating and Corporate Governance Committee determines that adding a new director is advisable, the Nominating and Corporate Governance Committee initiates the search, working with other directors, management and, if it deems appropriate or necessary, a search firm retained to assist in the search. The Nominating and Corporate Governance Committee will consider all appropriate candidates proposed by management, directors and shareholders. Information regarding potential candidates is presented to the Nominating and Corporate Governance Committee, and the Committee evaluates the candidates based on the needs of the Board of Directors at that time and the criteria listed above. Potential candidates are evaluated according to the same criteria, regardless of whether the candidate was recommended by the Nominating and Corporate Governance Committee, a shareholder, another director, management or another third party. The Nominating and Corporate Governance Committee then meets to consider the selected candidate(s), and submit the approved candidate(s) to the full Board of Directors for approval and recommendation to the shareholders.

Subject to the requirements of the Company’s Certificate of Incorporation and Amended and Restated Bylaws, as well as any requirements of law or regulation, any Shareholder entitled to vote for the election of directors may recommend a director nominee. Advance notice of such proposed nomination must be received by the Secretary of the Company not less than 21 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors. Nominations should be submitted in writing to the Secretary of the Company specifying the nominee’s name and other required information set forth in the Company’s Bylaws.

Shareholder Communications

Shareholders who wish to communicate with the Board may do so by sending written communications addressed to: Board of Directors of Auburn National Bancorporation, Inc., c/o C. Wayne Alderman, Secretary, Auburn National Bancorporation, Inc., 100 N. Gay Street, P.O. Box 3110, Auburn, Alabama, 36831-3110. All information will be compiled by the Secretary of the Company and submitted to the Board of Directors at the next regular Board meeting.

Meetings of the Board of Directors

The Company’s Board of Directors held four meetings during 2003. The Bank’s Board of Directors held twelve meetings during 2003. All directors attended at least 75% of all Company and Bank Board meetings and at least 75% of all meetings of each committee on which they served. All of the Company’s directors are encouraged to attend the Company’s Annual Meeting of Shareholders. All of the Company’s directors attended the 2003 Annual Meeting of Shareholders.

During 2004, the Company’s independent directors, as defined by NASD Rule 4200(a)(15), will meet separately from the other directors in regularly scheduled executive sessions at least twice annually, and at such other times as may be deemed appropriate by the Company’s independent directors. The Company’s Board of Directors has appointed Anne M. May to serve as the Board’s presiding independent director.

Committees of the Board of Directors

The Company’s Board of Directors has six standing committees: the Executive Committee, the Proxy Committee, the Compensation Committee, the Strategic Planning Committee, the Audit and Compliance Committee, and the Nominating and Corporate Governance Committee.

Executive Committee. The Company’s Executive Committee is authorized to act in the absence of the Board of Directors on certain matters that require Board approval. E. L. Spencer, Jr., Robert W. Dumas, Anne M. May, and Emil F. Wright, Jr. constitute the current members of this committee. This committee held one meeting during 2003.

Proxy Committee. The Proxy Committee is authorized to act on behalf of Company shareholders when authorized by Proxy. E.L. Spencer, Jr., Emil F. Wright, Jr., and Terry W. Andrus constitute the current members of this committee. This committee met once in 2003.

Compensation Committee. The Compensation Committee is authorized to review, recommend and approve the compensation of the CEO, other executive officers and other key employees of the Company and the Bank, to evaluate the Company’s incentive compensation plans, including any equity compensation plans, and is responsible for the selection, interviewing and hiring recommendation to the Board for the CEO position. In addition, the Committee approves changes to any Company personnel policy manuals or handbooks, and annually evaluates director compensation. Anne M. May, Emil F. Wright, Jr., and Terry W. Andrus, all of whom are independent Directors as defined in Nasdaq Rule 4200(a)(15), constitute the current members of this committee.

During 2003, these functions were performed by two separate committees, each comprised of the same three members: the Personnel and Salary Committee, which met two times during in 2003, and the Stock Option Committee, which met once.

Strategic Planning Committee. The Strategic Planning Committee evaluates potential acquisitions and the Company’s long range goals and oversees the process for the officers and directors strategic planning sessions. E.L. Spencer, Jr., Anne M. May, Robert W. Dumas, Terry W. Andrus, C. Wayne Alderman and David E. Housel constitute the current members of this committee. This committee met two times during 2003.

Audit and Compliance Committee. The Audit and Compliance Committee (“Audit Committee”), established in accordance with Section 3(a)(58)(A) of the Exchange Act, is composed of Terry W. Andrus, David E. Housel and William F. Ham, Jr., all of whom are independent directors, as defined in Nasdaq Rule 4200(a)(15), and meet the independence criteria set forth in SEC Rule 10A-3(b)(1). All members of the Audit Committee meet the financial literacy requirements of Nasdaq and the SEC. On February 10, 2004, the Company’s Board of Directors adopted a new written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. The Audit Committee has the responsibilities set forth in the Audit Committee Charter, including reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It appoints independent auditors, reviews and approves their audit plan and reviews with the independent auditors the results of the audit and management’s response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. This Committee met 17 times in 2003. The Board of Directors has determined that Terry W. Andrus, a member of the Audit Committee, meets the requirements recently adopted by the SEC for qualification as an “audit committee financial expert.”

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of Anne M. May, Emil F. Wright, Jr., J.E. Evans and Terry W. Andrus, all of whom are independent directors as defined in Nasdaq Rule 4200(a)(15). The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become members of the Company’s Board of Directors and recommend to the Board the director nominees for the next annual meeting of shareholders. This Committee also takes a leadership role in shaping corporate governance policies and practices of the Company. The responsibilities and duties of the Nominating and Corporate Governance Committee are more fully set out in the Nominating and Corporate Governance Committee Charter, which is attached hereto as Appendix B. The Nominating and Corporate Governance Committee held one meeting during 2003.

Board Compensation

Members of the Boards of Directors of the Company and Bank are paid $400 for each Board meeting attended. For his services as such, the Chairman of the Company’s and the Bank’s Board of Directors is paid $800 for each Board meeting attended. In addition to Board meeting fees, members of the Board’s Audit Committee, and Compensation Committee, as well as the Bank’s Loan Committee, IT/IS Steering Committee and Asset Liability Committee receive $75 per meeting attended. The Chairman of the Audit Committee receives $150 per meeting, and the Chairman of the Compensation Committee receives $150 per meeting. The Company’s and the Bank’s Directors may receive year-end bonuses based upon the Company’s financial performance. Total fees and bonuses paid to Company and Board Directors were $127,300 in 2003.

Audit Committee Report

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent accountants also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent accountants and the Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Terry W. Andrus

William F. Ham, Jr.

David E. Housel

PRINCIPAL SHAREHOLDERS

Other than as set forth above, no “persons” (as that term is defined by the SEC) other than E.L. Spencer, Jr. and Emil F. Wright, Jr. are known by the Company to be the beneficial owners of more than 5% of the Common Stock, the Company’s only class of voting securities, as of the Record Date.

EXECUTIVE OFFICERS

General

The following lists the executive officers of the Company and the Bank, their ages as of the Record Date, and respective offices held by them, the period each such position has been held, and a brief account of their business experience for the past five years. Executive officers are appointed annually at a meeting of the respective Boards of Directors of the Company and the Bank in January to serve for one-year terms and until successors are chosen and qualified.

Name and Age of Executive Officers of the Company and the Bank	Information About Executive Officers

E.L. Spencer, Jr. (73)	Director of the Company and the Bank; Chairman of the Company’s and Bank’s Board of Directors since 1984 and 1980, respectively; Chief Executive Officer and President of the Company since 1990; formerly Chief Executive Officer and President of the Bank from 1990-2000; President of Spencer Lumber Company since 1970.

Robert W. Dumas (50)	Director of the Company and the Bank; Chief Executive Officer and President of the Bank since 2001; President and Chief Lending Officer of the Bank since 1998; formerly Senior Vice President (Commercial and Consumer Lending) of the Bank since 1988; employed by the Bank since 1984

Terrell E. Bishop (67)	Senior Vice President and Senior Mortgage Lending Officer of the Bank since 1991.

James E. Dulaney (45)	Senior Vice President (Business Development/Marketing) since 2004; formerly Senior Vice President (Commercial and Consumer Lending) of the Bank since 1998; formerly Vice President (Commercial and Consumer Lending) of the Bank since 1993.

Jo Ann Hall (54)	Senior Vice President and Chief Operations Officer of the Bank since 1994; various other positions with the Bank since 1974.

Name and Age of Executive Officers of the Company and the Bank	Information About Executive Officers

W. Thomas Johnson (56)	Senior Vice President (Commercial and Consumer Lending) and Senior Lending Officer of the Bank since 2001; formerly Vice President (Commercial and Consumer Lending) of the Bank since 1999.

C. Eddie Smith, Jr. (46)	City President, Opelika Branch and Senior Vice President since 2003; Senior Vice President (Commercial and Consumer Lending) of the Bank since 2001; formerly Vice President (Commercial and Consumer Lending) of the Bank since 1999.

Summary Compensation of Executive Officers

The following table sets forth certain information regarding compensation paid or to be paid by the Company or the Bank to its Chief Executive Officer and its four other most highly compensated executive officers (the “Named Executive Officers”) for 2003, 2002, and 2001. The Company has granted stock options during 2003 and 2002. The Company has not granted any restricted stock or stock appreciation rights and has not made any payouts under any long-term incentive plan.

Summary Compensation Table

Annual Compensation

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	Securities Underlying Options	All Other Compensation

E.L. Spencer, Jr., Chairman, CEO and President of the Company and Chairman and Director of the Bank	2003 2002 2001	$171,490 185,714 175,128	$28,750 -0- 27,500	$-0- -0- -0- -0-	$-0- -0- -0-	$25,750 23,675 28,425	(2) (2) (2)

Robert W. Dumas, President and CEO of the Bank and Director of the Bank and the Company	2003 2002 2001	155,633 148,181 134,818	30,000 -0- 30,000	-0- -0- -0-	200 200 -0-	16,865 16,642 15,139	(3) (3) (3)

Terrell E. Bishop, Senior Vice President of the Bank	2003 2002 2001	115,705 110,160 103,999	22,000 19,000 20,500	-0- -0- -0-	200 200 -0-	3,967 3,775 3,133	(4) (4) (4)

Jo Ann Hall, Senior Vice President of the Bank	2003 2002 2001	113,548 108,123 102,190	20,000 19,000 20,500	-0- -0- -0-	200 200 -0-	3,976 3,784 3,135	(4) (4) (4)

W. Thomas Johnson, Senior Vice President of the Bank	2003 2002 2001	104,362 98,831 95,018	18,500 18,000 17,500	-0- -0- -0-	200 -0- -0-	3,671 3,150 1,460	(4) (4) (4)

(1)	Excludes certain personal benefits, the total value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the reporting persons.
(2)	Includes Company contributions to the 401(k) Plan of $6,000, $5,500 and $5,250; and Board of Directors and Board committee fees of $19,750, $18,175 and $23,175, respectively, for the years 2003, 2002 and 2001.
(3)	Includes Company contributions to the 401(k) Plan of $5,565, $5,192 and $4,189, respectively, for the years 2003, 2002 and 2001; and Board of Directors and Board committee fees of $11,300, $11,450 and $10,950, respectively, for the years 2003, 2002 and 2001.
(4)	Represents Company contributions to the 401(k) Plan.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning stock options granted by the Company during fiscal year 2003 to Named Executive Officers.

Name	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2003
			Exercise Price ($/Sh)	Expiration Date	5%	10%

E.L. Spencer, Jr.	-0-	0%	—	—	—	—

Robert W. Dumas	200	5.0%	$13.39	12/31/2006	$577	$1,243

Terrell E. Bishop	200	5.0%	$13.39	12/31/2006	$577	$1,243

Jo Ann Hall	200	5.0%	$13.39	12/31/2006	$577	$1,243

W. Thomas Johnson	200	5.0%	$13.39	12/31/2006	$577	$1,243

(1)	These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company’s common stock and overall market conditions. The amounts reflected in this table may not necessarily be achieved.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

One executive officer exercised stock options during 2003. The table below shows the number of shares of the Company’s common stock covered by both exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2003. The table also reflects the values for in-the-money options based on the positive spread between the exercise price of such options and the last reported sale price of the common stock as of December 31, 2003.

Name	Shares Acquired on Exercise (#)	Value Realized (1)	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-The-Money Options at December 31, 2003 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
E.L. Spencer, Jr.	-0-	$0	-0-	-0-	$0	$0
Robert W. Dumas	-0-	$0	400	-0-	$2,920	$0
Terrell E. Bishop	-0-	$0	400	-0-	$2,920	$0
Jo Ann Hall	-0-	$0	400	-0-	$2,920	$0
W. Thomas Johnson	200	$1,564	-0-	-0-	$0	$0

(1)	The value realized was calculated using the fair market value of the underlying common stock based on the sales price of the common stock of $21.21 as quoted on the Nasdaq at the time of the exercise and the exercise price of the option.
(2)	The value of the unexercised in-the-money options as of December 31, 2003 was calculated using a market price of $19.67 per share and the exercise price of the option.

Retirement Plan

The Company has established the 401(k) Plan which covers substantially all employees. Participants become 20% vested in their accounts after two years of service with an additional 20% vesting each year until the participant is 100% vested after six years of service. Contributions by the Company to the 401(k) Plan are determined by the Board of Directors based principally on the Company’s earnings. Company contributions to the 401(k) Plan amounted to $97,372 and $89,353 in 2003 and 2002, respectively.

COMPENSATION COMMITTEE REPORT

Overview

The Company has a Compensation Committee, which is composed entirely of independent directors, as defined by Nasdaq Rule 4200(a)(15), and which functions as a joint committee of the Company and Bank Board of Directors. The Compensation Committee fully supports the Company’s philosophy that the relationship between pay and performance is fundamental to a compensation program. Executive officer compensation is composed of base salary, annual cash bonuses, and eligibility to receive awards under the Company’s Long-Term Incentive Plan. Executive officer compensation is based not only on individual performance and contributions, but also total Company performance relative to profitability measures and shareholder interests. The Compensation Committee periodically reviews and revises salary ranges and total compensation programs for officers and employees and uses salary survey and other outside sources to develop salary ranges based upon current surveys of peer group market salaries for specific positions. The peer group that the Company analyzes in determining officer and employee compensation consists of similarly situated banking organizations in the Southeast of comparable asset size and other banks that are direct competitors with the Company in its markets. The Compensation Committee intends executive officer compensation to be fair and competitive in order to recruit and retain quality personnel.

Base Salary

The Company’s general philosophy is to provide base pay that is competitive with other banks and bank holding companies of similar size in the Southeast. In establishing executive officer salaries and increases, the Compensation Committee considers individual performance, the relationship of base pay to the existing salary market and responsibility and duties. Changes in base pay are recommended by the Chief Executive Officer of the Bank and are evaluated and approved by the Compensation Committee, and ratified by the full Board of Directors. The Compensation Committee formally reviews the base compensation paid to executive officers in January of each year.

Annual Cash Bonuses

The Company utilizes cash bonuses to better align compensation with individual and Company performance. Cash bonuses are based on overall financial performance and profitability of the Company and the performance of the individual. The Company’s performance objectives are intended to promote a group effort by all officers and key managers. The Compensation Committee considers and approves awards, based in part upon recommendations of the Chief Executive Officer of the Bank, and the full Board of Directors approves the awards recommended by the Compensation Committee. This philosophy assists in overall better control of expenses associated with salary increases by reducing the need for significant annual base salary increases as a reward for past performance, and places more emphasis on annual profitability and the potential rewards associated with future performance. Market information is used to establish competitive rewards that are adequate to motivate strong individual performance during the year.

Long-Term Incentives

No awards were granted under the Company’s Long-Term Incentive Plan prior to 2002. Stock options and other awards eligible for grant under the plan are designed to motivate sustained high levels of individual performance and align the interests of key employees with those of the Company’s shareholders by rewarding based on overall financial performance and profitability of the Company as compared to the Company’s financial performance objectives, and the performance of the individual. Upon the recommendation of the Chief Executive Officer of the Bank and the Compensation Committee, and subject to approval by the Board of Directors, stock options may be awarded to those key officers who have made superior contributions to Company profitability as measured and reported against the Company and individual performance goals established at the beginning of the year.

Chief Executive Officer of the Company Compensation

E.L. Spencer, Jr. is the current Chief Executive Officer of the Company. Mr. Spencer’s compensation awards in 2003 were based upon the Compensation Committee’s assessment of the Company’s financial performance as compared to the Company’s financial performance objectives and non-financial performance and Mr. Spencer’s individual performance. In 2003, the Company exceeded its asset growth and profitability goals and continued to excel in non-financial performance areas, successfully addressing its policy objectives relating to customers, employees and communities.

Policy Relative to Code Section 162(m)

The Omnibus Budget Reconciliation of 1993 disallows the deduction for certain annual compensation in excess of $1 million paid to certain executive officers of the Company, unless the compensation qualifies as “performance-based” under Section 162(m) of the Internal Revenue Code. It is the Committee’s intent to maximize the deductibility of executive compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive market of executive talent. At this time, based upon executive compensation levels, the Company does not appear to be at risk of losing deductions under the $1 million deduction limit. As a result, the Compensation Committee has not yet established a formal policy regarding this limit.

Terry W. Andrus

Anne M. May

Emil F. Wright

PERFORMANCE GRAPH

The following line-graph compares the cumulative, total return on the Company’s Class A Common Stock from December 31, 1998 to December 31, 2003, with that of the Nasdaq Index and Southeastern Bank Index (assuming a $100 investment on December 31, 1998). The Southeastern Bank Index is an independent bank index of Southeast banks prepared by The Carson Medlin Company. Cumulative total return represents the change in stock price and the amount of dividends received over the indicated period, assuming the reinvestment of dividends.

Comparison of Five Year Cumulative Total Return

	1998	1999	2000	2001	2002	2003
Auburn National Bancorporation, Inc.	100	85	63	71	87	131
Southeastern Bank Index	100	94	89	110	136	176
Nasdaq Index	100	185	112	89	61	92

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Various Company and Bank directors, officers, and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of the Company and the Bank. These persons, corporations, and firms have had transactions in the ordinary course of business with the Company and the Bank, including borrowings, all of which, in the opinion of management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. The Company and the Bank expect to have such transactions, on similar terms, with its directors, officers, and their affiliates in the future. The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of the Company or the Bank as of December 31, 2003 was approximately $5,620,000, which represented approximately 13.9% of the Company’s consolidated shareholders’ equity on that date.

None of the directors of the Company serve as an executive officer of, or owns, or during 2003 owned, of record or beneficially in excess of 10% equity interest in, any business or professional entity that has made or received during 2003, or proposes to make or receive in 2004, payments to or from the Company or the Bank for property or services in excess of 5% of the Company’s consolidated gross revenues for 2003, or in excess of 5% of such other business or professional entity’s consolidated gross revenues for 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

The Company is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires the Company’s officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 furnished to the Company during and with respect to 2003, or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to the Company’s and the Bank’s officers, directors and greater-than-10% beneficial owners were complied with during 2003.

INDEPENDENT AUDITORS

A representative of KPMG LLP will be present at the Meeting and will be given the opportunity to make a statement on behalf of the firm, if he so desires, and will also be available to respond to appropriate questions from shareholders.

Independent Auditor Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2003, and December 31, 2002, and fees billed for other services rendered by KPMG LLP during those periods.

	2003	2002
Audit Fees (1)	$112,706	$107,708
Audit-Related Fees (2)	—	—
Tax Fees (3)	$15,500	$12,800
All Other Fees (4)	—	4,500

Total	$128,206	$125,008

(1)	Includes the aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q filed during fiscal years 2003 and 2002.

(2)	No Audit-Related Fees were billed by KPMG LLP in the fiscal years ended December 31, 2003 and December 31, 2002.

(3)	Includes the aggregate fees billed by KPMG LLP for professional services rendered for tax compliance, tax advice and tax planning for the Company.

(4)	No fees were billed by KPMG LLP in the fiscal year ended December 31, 2003 other than as stated above under the captions “Audit Fees” and “Tax Fees.” For the fiscal year ended December 31, 2002, the Company paid KPMG LLP for the review of the Company’s S-8 and S-3 filings to the SEC

Audit Committee Review

The Company’s Audit Committee has reviewed the services rendered and the fees billed by KPMG LLP for the fiscal year ended December 31, 2003. The Audit Committee has determined that the services rendered and the fees billed last year that were not related to the audit of the Company’s financial statements are compatible with the independence of KPMG LLP as the Company’s independent accountants.

Audit Committee Pre-Approval Policy

Under the Audit Committee’s Charter and Pre-Approval Policy, the Audit Committee is required to approve in advance the terms of all audit services provided to the Company as well as all permissible audit related and non-audit services to be provided by the independent auditors. Unless a service to be provided by the independent auditors has received approval under the Pre-Approval Policy, it will require specific approval by the Audit Committee. The Pre-Approval Policy is detailed as to the particular services to be provided, and the Audit Committee is to be informed about each service provided. The approval of non-audit services may be performed by the Chairman of the Committee and reported to the full Audit Committee at its next meeting, but may not be performed by the Company’s management. The term of any pre-approval is twelve months, unless the Audit Committee specifically provides for a different period.

The Audit Committee will approve the annual audit engagement terms and fees prior to the commencement of any audit work other than that necessary for the independent auditor to prepare the proposed audit approach, scope and fee estimates. In addition to the annual audit work, the independent auditors may perform certain other audit related or non-audit services that are pre-approved by the Audit Committee and are not prohibited by regulatory or other professional requirements. Engagements for the annual audit and recurring tax return preparation engagements shall be reviewed and approved annually by the Audit Committee based on the agreed upon engagement terms, conditions and fees. The nature and dollar value of services provided under these engagements shall be reviewed by the Audit Committee to approve changes in terms, conditions and fees resulting from changes in audit scope, Company structure, exchange rates or other items, if any.

In the event audit-related or non-audit services that are pre-approved under the Pre-Approval Policy have an estimated cost in excess of certain dollar thresholds, these services will require specific approval by the Audit Committee or by the Chairman of the Audit Committee. Any proposed engagement must be approved in advance by the Audit Committee or by the Chairman of the Audit Committee applying the principles set forth in the Pre-Approval Policy, prior to the commencement of the engagement. In determining the approval of services by the independent auditors, the Audit Committee evaluates each service to determine whether the performance of such service would: (a) impair the auditor’s independence; (b) create a mutual or conflicting interest between the auditor and the Company; (c) place the auditor in the position of auditing his or her own work; (d) result in the auditor acting as management or an employee of the Company; or (e) place the auditor in a position of being an advocate for the Company. In no event are monetary limits the only basis for the pre-approval of services.

All of the services provided by KPMG LLP during 2003 and described above under the captions “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were pre-approved by the Company’s Audit Committee pursuant to SEC Regulation S-X, Rule 2-01(c)(7)(i). During 2002, approximately 74% of such services provided by KPMG LLP were pre-approved by the Company’s Audit Committee. The services provided by KPMG LLP during 2002 that were not pre-approved by the Audit Committee were not required to be pre-approved at that time.

OTHER MATTERS

The Company knows of no other matters to be brought before the Meeting. However, if any other proper matter is presented, the persons named in the enclosed form of Proxy intend to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

AVAILABILITY OF ANNUAL REPORT

Copies of the Company’s 2003 Annual Report to Shareholders have been provided to each shareholder. Upon the written request of any person whose Proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including financial statements and schedules thereto, as filed with the SEC. Such requests should be directed to Joyce Aderholdt, Shareholder Relations, Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama, 36831-3110.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Securities and Exchange Commission permits the Company, to send a single set of these reports to any household at which two or more shareholders reside if we believe that they are members of the same family. Each shareholder will continue to receive a separate proxy card. This procedure, known as householding, reduces the volume of duplicate information you receive and helps to reduce our expenses. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We will deliver a separate copy of the proxy statement or annual report, as requested, to any shareholder at a shared address to which a single copy of those documents was delivered.

A majority of brokerage firms have instituted Householding. If your family has multiple holdings in the Company, you may have received a Householding notification directly from your broker. Please contact your broker directly if you have any questions, if you require additional copies of the annual report or proxy statement, if you are currently receiving multiple copies of the annual report and proxy statement and wish to receive only a single copy, or if you wish to revoke your decision to household, and thereby receive multiple statements and reports.

If you do not have a broker, you may make any of the above requests by writing to Joyce Aderholdt, Shareholder Relations, Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama, 36831-3110, or by calling the Company at (334) 821-9200.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Proposals of shareholders intended to be presented at the Company’s 2005 Annual Meeting must be received by the Company on or before December 12, 2004, in order to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, regarding any shareholder proposal that is not submitted for inclusion in the proxy statement and form of proxy relating to the 2005 Annual Meeting of Shareholders, but is instead sought to be presented directly to the shareholders at the 2005 Annual Meeting, management will be able to vote proxies in its discretion if either (i) the Company does not receive notice of the proposal before the close of business on February 25, 2005, or (ii) the Company receives notice of the proposal before the close of business on February 25, 2005, and advises shareholders in the proxy statement for the 2005 Annual Meeting about the nature of the proposal and how management intends to vote on the proposal, unless the shareholder notifies the Company by February 25, 2005 that it intends to deliver a proxy statement with respect to such proposal and thereafter takes the necessary steps to do so.

OTHER INFORMATION

Proxy Solicitation Costs

The cost of soliciting Proxies for the Meeting will be paid by the Company. In addition to the solicitation of shareholders of record by mail, telephone, facsimile, or personal contact, the Company will contact brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by the Company, will provide information concerning quantities of proxy materials and 2003 Annual Reports needed to supply such information to beneficial owners, and the Company will reimburse such persons for the reasonable expenses of mailing proxy materials and 2003 Annual Reports to such persons.

By Order of the Board of Directors

/s/    E.L. Spencer, Jr.

E.L. Spencer, Jr.

Chairman

April 12, 2004

[Appendix A]

AUBURN NATIONAL BANCORPORATION, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

Title

The title of this Committee shall be the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Auburn National Bancorporation, Inc. (the “Company”).

Composition

The Committee shall be composed of a minimum of three directors, all of whom shall be independent. The independence and other qualifications of the members of the Committee shall at all times satisfy the requirements of: (i) the National Association of Securities Dealers, Inc. and the Nasdaq Stock Market, Inc. (together, the “NASD”), except as otherwise properly permitted by the cure periods provided under NASD Rule 4350(d)(4), subject to the Company’s delivering the appropriate notice to the NASD, or such other automated quotation system or securities market or exchange on which the Company’s common stock is listed, quoted or traded; (ii) the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (iii) the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission thereunder; and (iv) the Federal Deposit Insurance Act (the “FDIA”), as amended, and the rules, regulations and guidelines of the Federal Deposit Insurance Corporation (the “FDIC”) thereunder.

All members of the Committee must have an understanding of generally accepted accounting principles (“GAAP”) and the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. All members of the Committee shall participate in and satisfy any continuing education or other requirements or programs that may be required by the Commission, the NASD or the FDIC. At least one member of the Committee shall be an “audit committee financial expert,” as defined by the Commission in Item 401(h) of Regulation S-K (a “Financial Expert”), and shall otherwise meet the related NASD requirements.

No member of the Committee shall simultaneously serve on the audit committees of more than two other public reporting companies, unless the Board determines that such simultaneous service on such other audit committees does not impair the ability of such member to effectively serve on the Committee.

Reporting Structure

The independent auditors shall report directly to the Committee and shall be ultimately accountable to the Committee. As used herein, the term “independent auditors” shall mean “registered public accounting firm” upon and after the establishment of the Public Company Accounting Oversight Board and the implementing rules of such Board and the Commission. Such firm shall meet all requirements of 12 C.F.R. Part 363, Rule 2-01 of the Commission’s Regulation S-X, and other applicable law and any listing standards that may be applicable to the Company.

The Committee shall, in turn, regularly report to the Board, as frequently as may be required or prudent under the Duties and Responsibilities set forth below.

Purpose

The primary purposes of the Committee are to assist the Board in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices of the Company and to monitor (i) the accounting and financial reporting processes of the Company and its Subsidiaries and the audits of the financial statements of the Company and its Subsidiaries; (ii) the integrity of the Company’s financial statements; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the independence and qualifications of the Company’s independent auditors; and (v) the performance of the Company’s internal audit function and its independent auditors.

The Committee shall perform the functions of an audit committee for AuburnBank and any other of the Company’s direct and indirect subsidiaries (“Subsidiaries”) (in the case of Subsidiaries that are banks, pursuant to Section 36 of the FDIA).

Duties and Responsibilities

The Committee shall observe and perform the following duties and responsibilities:

1.	Directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purposes of preparing or issuing an audit report or related work.

2.	At least annually, obtain and review a report by the independent auditor describing: (i) the auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues; and to (iii) assess the auditor’s independence, and all relationships between the independent auditor and the company.

3.	Not approve the engagement of the independent auditor for the following services while such auditor is engaged to perform audit services: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

4.	Approve, in advance, all auditing services and permitted non-audit services, as set forth in Section 10A(i) of the Exchange Act, (including the fees and terms of such services) to be performed for the Company by its independent auditor. The pre-approval requirement may be waived for certain non-audit services set forth in Section 10A(i)(1)(B) of the Exchange Act.

5.	At least annually, review and evaluate the qualifications, independence and performance of the independent auditors and present its conclusions to the Board in advance of the annual meeting of shareholders.

6.	Ensure the proper disclosure in the Company’s periodic reports of (i) the approval of any non-audit services by the Committee pursuant to Section 10A(i)(2) of the Exchange Act and (ii) the payment of fees to the independent auditor and pre-approval of services as required by Item 9 of Schedule 14A.

7.	Meet with the independent auditors at least annually to review the scope of the audit for the current year and the audit procedures to be utilized. This review is to include the potential effects of business and financial statement risks on the company’s control systems and quality of financial reporting, and a discussion of the extent to which the financial statements contain all disclosures that could reasonably be deemed “material” within the meaning of applicable requirements. At the conclusion of this meeting, the Committee shall review any comments or recommendations made by the independent auditors.

8.	Review and discuss with management and the independent auditor the Company’s annual audited financial statements prior to the filing with the Commission of the Form 10-K and/or the distribution of the Company’s Annual Report to Shareholders and the Company’s quarterly reports on Form 10-Q prior to filing with the Commission, including, without limitation, the disclosures made in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

9.	Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls or any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any special steps adopted in light of any such material control deficiencies.

10.	Review and discuss reports from the independent auditors, including: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

11.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be general (addressing the types of information to be disclosed and the types of presentations to be made).

12.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, any off-balance sheet structures on the Company’s financial statements, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements, accounting policies or compliance by the Company with laws and regulations.

13.	Work with management, the Board and/or the Disclosure Committee, as appropriate, to ensure that any off-balance sheet transactions or non-GAAP financial information, if any, and the financial statements generally, are accompanied by disclosure that provides investors with a meaningful understanding of the Company’s financial position and the effects of such transactions, as required by Item 303 of the Commission’s Regulation S-K and Regulation G, respectively.

14.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

15.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties or problems encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management, as well as management’s responses to such situations.

16.	Ensure the rotation of each audit engagement team partner, principal or shareholder at least once every five years, or as otherwise required by law or self-regulatory authority. The Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

17.	Establish and recommend to the Board, policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in any audit of the Company and their respective family members and affiliates. Such policies shall include a prohibition on hiring any such employee of the independent auditors to serve as the Company’s Chief Executive Officer, controller, Chief Financial Officer, Chief Accounting Officer or any person serving in an equivalent position with the Company.

18.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act, concerning the occurrence of illegal acts (whether or not perceived to have a material effect on the Company’s financial statements), has not been implicated.

19.	Review and approve all related-party transactions and review the Company’s compliance with applicable banking laws, including, without limitation, those banking laws and regulations concerning loans to insiders and the federal and state laws and regulations concerning dividend restrictions.

20.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, (iii) and the protection of any such employee from retaliatory action.

21.	Ensure receipt of the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and engage in a dialogue with the independent auditors concerning whether the Company’s relationship with the independent auditors, including, without limitation, the provision of permitted non-audit services, is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors.

22.	Review and approve the Report of the Committee and other disclosures required by Item 7(d)(3) of Schedule 14A for inclusion in the Company’s annual proxy statement.

23.	The Committee shall engage in such review and discussion as it deems appropriate with regard to activities of the Company’s Internal Audit Department and the Compliance Department, or such persons responsible for internal auditing and compliance, bank regulatory examination reports and/or other regulatory reports and filings, the Company’s Code of Business Conduct and Ethics, and other legal, regulatory or other matters. The Committee shall assist in the development, approval and monitoring of the internal audit functions of the Company and its Subsidiaries.

24.	Make regular reports to the Board or as requested by the Board, the Chairman or the Presiding Independent Director.

Grant of Authority; Limitation of Audit Committee’s Role

The Committee shall have the sole authority to: (1) appoint, retain, compensate, evaluate and terminate the Company’s independent auditors; and (2) pre-approve, to the extent required by applicable law, all audit and non-audit services with the independent auditors and the related fees and terms, subject to the exceptions for certain minor non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee shall have the authority to investigate any financial matter brought to its attention with full access to all books, records, facilities and personnel of the Company, and shall have the authority to retain, at the Company’s expense, outside legal, accounting or other professional advisors to advise the Committee. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the audit report, to pay the ordinary administrative expenses of the Committee in carrying out its duties and to retain and compensate any outside legal, accounting or other professional advisors employed by the Committee.

However, the Committee’s function is one of oversight and review, and it is not required to prepare or audit the financial statements, define the scope of the audit, control the Company’s and its Subsidiaries’ accounting policies and practices, or define the standards used in preparing the financial statements, except as required under in connection with the duties and responsibilities set forth under this Charter. This Charter is not intended to, and shall not, alter the standards of conduct set forth in the Delaware General Corporation Law, as amended (the “DCGL”), the Alabama Business Corporation (the “ABCA”), and the Alabama Banking Code (the “ABC”) for directors, including those directors who serve as Committee members. Members of the Committee shall have the duties and the benefits of all limitations and protections from liabilities provided by the DCGL, the ABCA and the ABC and other applicable laws and regulations with respect to their service on the Committee. Further, nothing herein is intended to or shall limit the responsibilities, duties and liabilities of the independent auditors to the Company, the Board or the Committee.

Meetings, Structure and Processes

The Committee shall meet on an as needed basis, but not less frequently than quarterly. Meetings shall be called as needed to discuss any significant issues, including those related to the review of any Form 10-Q or Form 10-K by the Company’s independent auditors, the necessity of filing any 8-K and the disclosure of information in proxy statements. In addition, the Committee shall periodically meet separately with management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors. The Committee shall hold a private session at least quarterly with internal auditors without management present.

The Board shall appoint a member of the Committee with appropriate accounting or financial management experience to serve as the Committee’s Chairperson. If a Committee Chairperson is not designated or present at a meeting, the members of the Committee may designate a Chairperson by majority vote of the Committee membership, provided that in all cases, the person serving as Chairperson must have significant accounting or financial management experience. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

The Committee Chairperson may request any officer or employee of the Company or the independent auditor or outside counsel to attend a Committee meeting or to meet with any members of or consultants to the Committee. It is intended that any management representative present at a meeting of the Committee withdraw for a period at the end of such meeting so as to permit discussion in private with the independent auditors and among Committee members generally.

Management shall prepare annually, for review and approval by the Committee, detailed procedures and processes for carrying out the Committee’s duties and responsibilities. The Committee shall discuss such procedures and processes with management to provide, to the extent appropriate, that management and the Committee have a clear understanding thereof.

The Committee shall maintain, as part of the Company’s permanent records, written minutes of the proceedings and actions of the Committee and shall make such reports to the Board as may be requested by the Board or the Chairperson thereof.

Review and Approval of Charter

The Committee shall, at least annually, review and reassess the adequacy of this Charter. This Charter shall be approved by the Board on an annual basis.

APPENDIX B

AUBURN NATIONAL BANCORPORATION, INC.

CHARTER OF THE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE

BOARD OF DIRECTORS

Title

The title of this Committee shall be the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Auburn National Bancorporation, Inc. (the “Company”).

Composition

The Committee shall be composed of a minimum of three directors, all of whom shall be independent. The independence and other qualifications of the members of the Committee shall at all times satisfy the requirements of: (i) the National Association of Securities Dealers, Inc. and the Nasdaq Stock Market, Inc. (together, the “NASD”); (ii) the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; and (iii) any other laws, rules or regulations applicable to the Company or its subsidiaries.

The members of the Committee shall be elected and may be removed by the Board. Each member shall serve until a successor shall have been duly elected and qualified or until such member’s earlier death, resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee.

Purpose

The primary purposes of the Committee are (i) to assist the Board in discharging its duties relating to the composition and structure of the Board, the identification and evaluation of potential nominees for election to the Board, and the recommendation of candidates for consideration by the full Board or shareholders of the Company; and (ii) to assist the Board in discharging its duties relating to the establishment, implementation and monitoring of policies to facilitate proper corporate governance of the Company.

Duties and Responsibilities Related to Nomination of Directors

The Committee shall observe and perform the following duties and responsibilities:

1.	Annually review and evaluate the composition and organization of the Board in light of any statute, rule, regulation, listing standard or other requirement applicable to the Company, and make any related recommendations to the Board.

2.	Develop and annually review a list of qualifications, skills and characteristics required of directors of the Company.

3.	Develop and implement a screening process designed to identify qualified director candidates and a procedure for the nomination of candidates to the Board, including candidates nominated by shareholders.

4.	Evaluate and approve, or recommend to the Board or the Shareholders for approval, a slate of nominees for election to the Board, based on nominations from directors, management, shareholders or third party search firms, and review the qualifications, experience and fitness for service on the Board of any potential members of the Board.

5.	Recommend to the Board qualified candidates for all vacancies on the Board to be filled by the shareholders or the Board, whether such vacancies are created by resignation, termination or expansion of the Board.

6.	Evaluate a director candidate’s independence from the Company’s management and principal service providers, and the effect of any material relationships that might impair independence, e.g., business, financial or family relationships with the Company’s management or service providers.

7.	Prepare the disclosure report of the nominating process and shareholder communications with the Board of Directors for inclusion in the proxy statement, as required by Commission Rules

Duties and Responsibilities Related to Corporate Governance

1.	Develop and implement principles of corporate governance, including, but not limited to, assisting the Board in the development, implementation and monitoring of a Code of Conduct and Ethics (“Code”), and recommend such principles of corporate governance to the Board.

2.	At least annually, review and assess the adequacy of the Code and the Company’s charter, bylaws and other governing documents, and recommend modifications to the Board for approval.

3.	In conjunction with the Audit Committee, work with management to resolve reported violations or instances of non-compliance with the Code and determine appropriate responses to material violations of the Code.

4.	Oversee the process for Board and management evaluations.

5.	Take such other actions within the general scope of the Committee’s authority and responsibilities hereunder as the Committee deems necessary or appropriate or as directed by the Board.

Meetings:

The Committee shall meet as often as it determines necessary to fulfill its responsibilities, but no less than once per year. The Committee Chairperson may request any officer or employee of the Company or outside counsel or others to attend such meetings.

The Committee shall maintain, as part of the Company’s permanent records, written minutes of the proceedings and actions of the Committee and shall make such reports to the Board as may be requested by the Board or the Chairperson thereof. The Committee shall, in turn, regularly report to the Board, as frequently as may be required or prudent under the Duties and Responsibilities set forth above.

Grant of Authority; Limitation of Committee’s Role

The Committee shall have the sole authority to: (1) appoint, retain, compensate, evaluate and terminate any search firms to be used in the location, selection and retention of directors; and (2) appoint, retain, compensate, evaluate and terminate other outside consultants and/or attorneys to assist with or review any matter under its responsibility on such terms and at such expense as the Committee shall deem appropriate.

This Charter is not intended to, and shall not, alter the standards of conduct set forth in the Delaware General Corporation Law, as amended (the “DCGL”), the Alabama Business Corporation (the “ABCA”), and the Alabama Banking Code (the “ABC”) for directors, including those directors who serve as Committee members. Members of the Committee shall have the duties and the benefits of all limitations and protections from liabilities provided by the DCGL, the ABCA and the ABC and other applicable laws and regulations with respect to their service on the Committee. In addition to the indemnification, exculpation, and similar provisions contained in the Company’s certificate of incorporation and bylaws or in statutory and common law and in addition to applicable insurance, each member of the Committee shall, in the performance of such member’s duties, be fully protected in relying on information, opinions, reports or statements prepared or presented by any of the Company’s officers or employees, or committees of the Board or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence, all to the extent permitted by Section 141 of the DCGL.

Review and Approval of Charter

The Committee shall, at least annually, review and reassess the adequacy of this Charter. This Charter shall be approved by the Board on an annual basis.

REVOCABLE PROXY

AUBURN NATIONAL BANCORPORATION, INC.

☒    PLEASE MARK VOTES

        AS IN THIS EXAMPLE

2004 ANNUAL MEETING OF SHAREHOLDERS

MAY 11, 2004

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Auburn National Bancorporation, Inc., Auburn, Alabama (the “Company”), hereby revoking any proxy heretofore given, does hereby nominate, constitute, and appoint E.L. Spencer, Jr., Emil F. Wright, Jr., and Terry W. Andrus or either one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to vote all of the shares of common stock of the Company standing in the undersigned’s name, on its books on March 15, 2004, and that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the AuburnBank Center, 132 N. Gay Street, Auburn, Alabama at 3:00 p.m. local time, on Tuesday, May 11, 2004, and at any adjournments thereof (the “Meeting”), with all the powers the undersigned would possess if personally present as follows:

Please be sure to sign and date this Proxy in the box below.

Date

Shareholder sign above                        Co-holder (if any) sign above

1. To elect ten directors for one-year terms (Proposal 1)

                                                 With-                For All

                            For               hold                    Except

                            ☐                    ☐                        ☐

Nominees:	E.L. Spencer, Jr.	Terry W. Andrus	C. Wayne Alderman
	J.E. Evans	Anne M. May	William F. Ham, Jr.
	Emil F. Wright, Jr.	Robert W. Dumas	David E. Housel
Edward Lee Spencer, III

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name of the nominee(s) in the space provided below.

2.	The Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournments of the meeting, in accordance with the determination of a majority of the Corporation’s Board of Directors.

Please check box if you plan to attend the May 11, 2004 Annual Stockholders Meeting.        ☐

The proxy will be voted as directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the election of the nominees listed in Proposal 1, and in accordance with the determination of a majority of the Board of Directors as to any other matters. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Corporation either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of annual Meeting and Proxy Statement.

Detach above cards, sign, date and mail in postage paid envelope provided.

AUBURN NATIONAL BANCORPORATION, INC.

Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and any other fiduciary should sign and indicate this or her full title. When stock has been issued in the name of two or more persons, all should sign.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.